                                                     Exhibit 10(jjj)

                          AMENDMENT NUMBER THIRTEEN

                                     TO

                          GRANTOR TRUST AGREEMENT


     THIS AGREEMENT, made as of the 22nd day of January, 2001 by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the "Company"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the New York (hereinafter referred to as the "Trustee").


                          W I T N E S S E T H :

     WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the "Agreement");

     WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

     WHEREAS, the Company desires to amend the Agreement;

     NOW, THEREFORE, the Company and the Trustee agree as follows, effective January 22, 2001:

     Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.


     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.


ATTEST:                          THE BANK OF NEW YORK COMPANY, INC.

/s/ Russell P. Wellinger         By: /s/ Bruce W. Van Saun
------------------------         -------------------------
                                 Bruce W. Van Saun
                                 Senior Executive Vice President

ATTEST:                          THE CHASE MANHATTAN BANK

/s/ Arthur J. Platt              By: /s/ Gerald Stafford-Smith
-------------------              -----------------------------
                                 Name: Gerald Stafford-Smith
                                 Title: Vice President

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                         EXHIBIT I
                         ---------

1.   The Bank of New York Company, Inc. Excess Benefit Plan

2.   The Bank of New York Company, Inc. Supplemental Executive
     Retirement Plan

3. Severance Agreements between The Bank of New York Company, Inc. and the following persons:

            Individual               Date of Agreement
            ----------               -----------------


            Thomas P. Gibbons        July 11, 2000
            Leslie V. Godridge       July 11, 2000
            Alan R. Griffith         July 11, 2000
            Gerald L. Hassell        July 11, 2000
            Newton P.S. Merrill      July 11, 2000
            Donald R. Monks          July 11, 2000
            Robert J. Mueller        July 11, 2000
            Richard A. Pace          July 11, 2000
            Thomas J. Perna          July 11, 2000
            Charles E. Rappold II    September 30, 2000
            Thomas A. Renyi          July 11, 2000
            Brian G. Rogan           July 11, 2000
            J. Michael Shepherd      January 22, 2001
            Bruce W. Van Saun        July 11, 2000
            Joseph M. Velli          July 11, 2000